                                                                      Exhibit 14

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that Amendment No. 3 to Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Date:  January 2, 2003
                                 HARBOURVEST PARTNERS, LLC


                                 By:  /s/ Martha D. Vorlicek
                                     -------------------------------------------
                                 Name:  Martha D. Vorlicek
                                 Title: Member

                                 /s/ Edward W. Kane
                                 -------------------------------------------
                                 Edward W. Kane



                                 /s/  D. Brooks Zug
                                 -------------------------------------------
                                 D. Brooks Zug

                                 HVP V-DIRECT ASSOCIATES LLC
                                 By:  HARBOURVEST PARTNERS, LLC
                                 Its Managing Member

                                 By:  /s/  Martha D. Vorlicek
                                     -------------------------------------------
                                 Name:  Martha D. Vorlicek
                                 Title: Member

                                 HARBOURVEST PARTNERS V-DIRECT
                                 FUND L.P.
                                 By:  HVP V-DIRECT ASSOCIATES LLC
                                 Its General Partner
                                 By:  HARBOURVEST PARTNERS, LLC
                                 Its Managing Member

                                 By: /s/  Martha D. Vorlicek
                                     -------------------------------------------
                                 Name:  Martha D. Vorlicek
                                 Title: Member

                                 HVP VI-DIRECT ASSOCIATES LLC
                                 By:  HARBOURVEST PARTNERS, LLC
                                 Its Managing Member

                                 By:  /s/  Martha D. Vorlicek
                                     -------------------------------------------
                                 Name:  Martha D. Vorlicek
                                 Title: Member

                                 HARBOURVEST PARTNERS VI-DIRECT
                                 FUND L.P.
                                 By:  HVP VI-DIRECT ASSOCIATES LLC
                                 Its General Partner
                                 By:  HARBOURVEST PARTNERS, LLC
                                 Its Managing Member

                                 By:  /s/  Martha D. Vorlicek
                                     -------------------------------------------
                                 Name:  Martha D. Vorlicek
                                 Title: Member







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